EXHIBIT 32.1

     CERTIFICATION  PURSUANT TO 18 U.S.C.  SECTION  1350 AS ADOPTED  PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of UCI Medical Affiliates, Inc. on Form 10-K for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, D. Michael Stout, M.D., President and Chief Executive Officer of the UCI Medical Affiliates, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. The  above-listed  Form 10-K fully  complies  with the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the above-listed Form 10-K fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 30, 2004                      /s/ D. Michael Stout, M.D.
                                             D. Michael Stout, M.D.
                                             President & Chief Executive Officer